UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2006

NEKTAR THERAPEUTICS

(Exact name of Registrant as specified in its charter)

Delaware	0-24006	94-3134940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Industrial Road

San Carlos, California 94070

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (650) 631-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Principal Officers

On February 7, 2006 Ajit S. Gill announced his retirement as the Company’s President and Chief Executive Officer, effective March 17, 2006. The Company expects to enter into a transition agreement with Mr. Gill on or prior to the effective date of his retirement, the terms of which have not yet been finalized.

Item 5.02(c) Appointment of Principal Officers

In connection with Mr. Gill’s retirement, we expect to appoint Mr. Chess, our executive chairman to the position of President and Chief Executive Officer, on an interim basis, on or prior to March 17, 2006. In connection with Mr. Chess’s appointment, we expect to enter into an agreement amending the terms of his employment with the Company, the terms of which have not yet been finalized.

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SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Nevan Elam
Nevan Elam Senior Vice President Corporate Operations and General Counsel

Date: February 13, 2006

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